Tortoise Capital Resources Corp. Releases Fiscal 2011 Third Quarter Financial Results

Oct 13, 2011 - LEAWOOD, Kan.--(BUSINESS WIRE)-- Tortoise Capital Resources Corp. (NYSE: TTO) (the company) today announced that it has filed its Form 10-Q for the third quarter ended Aug. 31, 2011.

Recent Highlights

•	Withdrew election to be regulated as a business development company
•	Distribution guidance of not less than $0.40 per share annually
•	Net asset value $10.62 per share as of Aug.31, 2011

Regulatory Structure and Investment Outlook

TTO is focused on identifying and acquiring real property assets in the U.S. energy infrastructure sector that have the potential to become real estate investment trust qualified. The company acquired its first real property asset in June 2011 with the purchase of a 40 percent undivided interest in the New Mexico transmission line, known as the Eastern Interconnect Project. The project moves electricity between Albuquerque and Clovis, New Mexico, and is subject to a triple-net-lease with Public Service Company of New Mexico that expires in 2015. The lessee and operator of the transmission line, Public Service Company of New Mexico, performed as expected and a recent strategy announcement led to Standard & Poor's upgrading the utility's senior unsecured debt rating to BBB- from BB+. If TTO finds sufficient suitable, REIT-qualifying investments during the remainder of 2011 and satisfies the REIT requirements throughout 2012, then TTO expects to make an election to be treated as a REIT for tax purposes for 2012.

Liquidity and Capital Resources

Subsequent to the withdrawal of its election to be regulated as a business development company, the company expects to have greater flexibility in raising both equity and debt capital. On Sept. 21, 2011, the company filed a shelf registration statement with the SEC which effectively converted the previously filed N-2 registration under the 1940 Act, to an S-3 registration statement under the 1933 Act. When effective, the shelf registration will allow TTO to prudently raise additional capital. The company is also currently seeking to obtain a secured facility to support future working capital needs and potential investments.

TTO does not plan to make additional investments in securities (other than short-term, highly liquid investments to be held pending acquisition of real property assets) and will liquidate its securities portfolio in an orderly manner. The publicly traded securities can be liquidated more readily than the private company securities.

Distribution Guidance

On Sept. 1, 2011, the company paid a quarterly distribution of $0.10 per common share, the same amount as the prior quarter. The company expects its earned distributable cash flow to support a quarterly distribution of $0.10 per share ($0.40 annually), with upside potential depending on the performance of its private equity investments.

Quarterly Performance Review

As of Aug. 31, 2011, the company's net asset value was $10.62 per share compared to $10.66 per share at May 31, 2011. The fair value of the company's securities investment portfolio (excluding short-term investments) totaled $81.5 million, with approximately $54.5 million in private securities and approximately $27.0 million in publicly-traded securities. In the future, the company will not be required to include net asset value per share on the face of its financial statements; however, the company does plan to provide net asset value (book value) per share as supplemental non-GAAP information.

In June 2011, TTO invested $9.9 million in Magnetar MLP Investment LP (Magnetar MLP) which was formed solely to invest in Lightfoot Capital Partners LP. The Magnetar MLP investment represents an indirect investment into Lightfoot Capital Partners, LP (Lightfoot) which owns 83.5 percent of the outstanding limited partner units of Arc Terminals LP (Arc) and 100 percent of Arc Terminals GP, which also includes a 2.0 percent limited partnership interest. At the time of the investment, Lightfoot held approximately $60 million in cash set aside for other platform investments or additional investments in Arc. Arc is an independent operator of above ground storage and delivery services for petroleum products and chemicals including refined products, renewable fuels and crude oil. As of August 2011, Arc had nine terminals located in the United States with a combined working capacity of 3.6 million barrels.

High Sierra's fair value increased approximately $2.7 million this quarter. In May, High Sierra completed the sale of Monroe Gas Storage for $148 million. In June, High Sierra acquired the assets of Marcum Midstream, a Colorado-based water disposal company serving the oil and gas industry.

Mowood reported a very strong third quarter, due largely to its July performance in which revenues and EBITDA were well above projections. Mowood's fair value increased approximately $0.3 million for the quarter.

In August 2011, VantaCore completed an acquisition of Cherry Grove Quarry in Todd County, Kentucky. TTO provided VantaCore $1.2 million in August to help fund the acquisition in exchange for newly issued Preferred B units. The fair value of VantaCore securities decreased approximately $3.3 million in total in the quarter, exclusive of these Preferred B units. As VantaCore was unable to meet its minimum quarterly distribution of $0.475 per unit for its quarter ended June 30, 2011, TTO received 27,167 preferred units in addition to $0.04 in cash per common and preferred unit.

Earnings Call

TTO will host a conference call on Thursday, Oct. 13, 2011 at 4:00 p.m. Central to report its earnings results for its third quarter ended Aug. 31, 2011. Please dial into the call using the toll free number: (800) 762-8779.

The call will also be webcast in a listen-only format. A link to the webcast will be accessible at www.tortoiseadvisors.com. A replay of the call will be available beginning at 6:00 p.m. CDT on Oct. 13, 2011 and continuing through Oct. 27, 2011, by dialing (800) 406-7325. The replay access code is 4467190. A replay of the webcast will also be available on the company's website at www.tortoiseadvisors.com through Oct.13, 2012.

About Tortoise Capital Resources Corp.

Tortoise Capital Resources Corp. (NYSE: TTO) is focused on real asset acquisitions primarily in the U.S. energy infrastructure sector. Tortoise Capital Advisors, LLC entered into a consulting agreement with Corridor Energy LLC to identify, analyze and finance potential investments for TTO in real estate investment trust (REIT) qualifying assets. For more information, visit www.corridorenergy.com.

About Tortoise Capital Advisors, LLC

Tortoise Capital Advisors, LLC is an investment manager specializing in managing portfolios of MLPs and other energy companies. As of Sept. 30, 2011 the adviser had approximately $6.4 billion of assets under management in five NYSE-listed closed-end investment companies, TTO, an open-end fund and private accounts. For more information, visit www.tortoiseadvisors.com.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Forward-Looking Statement

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although the company and Tortoise Capital Advisors believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the company's reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the company and Tortoise Capital Advisors do not assume a duty to update this forward-looking statement. Any distribution paid in the future to our stockholders will depend on the actual performance of the company's investments, its costs of leverage and other operating expenses and will be subject to the approval of the company's Board and compliance with asset coverage requirements of the Investment Company Act of 1940 and the leverage covenants.

Tortoise Capital Resources Corporation
STATEMENTS OF ASSETS & LIABILITIES

	August 31, 2011	November 30, 2010
	(Unaudited)
Assets
Investments at fair value, control (cost $4,615,500 and $18,122,054, respectively)	$8,326,078	$23,260,566
Investments at fair value, affiliated (cost $45,754,017 and $31,329,809, respectively)	46,030,656	49,066,009
Investments at fair value, non-affiliated (cost $30,392,767 and $21,628,965, respectively)	30,970,571	22,875,848
Total investments (cost $80,762,284 and $71,080,828, respectively)	85,327,305	95,202,423
Leased property, net of accumulated depreciation of $117,724	14,009,125	-
Intangible lease asset, net of accumulated amortization of $48,657	1,046,114	-
Escrow receivable	1,677,052	-
Receivable for Adviser expense reimbursement	124,173	109,145
Receivable for investments sold	-	5,198
Interest receivable from control investments	-	42,778
Dividends and distributions receivable	124,278	83
Lease receivable	1,185,381	-
Deferred tax asset	-	656,743
Prepaid expenses and other assets	33,671	25,023
Total assets	103,527,099	96,041,393

Liabilities
Base management fees payable to Adviser	372,518	327,436
Distribution payable to common stockholders	916,490	-
Accrued expenses and other liabilities	395,508	234,784
Long-term debt	3,551,320	-
Deferred tax liability	916,285	-
Total liabilities	6,152,121	562,220
Net assets applicable to common stockholders	$97,374,978	$95,479,173

Net Assets Applicable to Common Stockholders Consist of:
Warrants, no par value; 945,594 issued and outstanding
at August 31, 2011 and November 30, 2010
(5,000,000 authorized)	$1,370,700	$1,370,700
Capital stock, $0.001 par value; 9,164,865 shares issued and outstanding at
August 31, 2011 and 9,146,506 shares issued and outstanding at
November 30, 2010 (100,000,000 shares authorized)	9,165	9,147
Additional paid-in capital	95,853,818	98,444,952
Accumulated net investment loss, net of income taxes	(3,874,494)	(3,308,522)
Accumulated realized loss, net of income taxes	(1,207,160)	(18,532,648)
Net unrealized appreciation of investments, net of income taxes	5,222,949	17,495,544
Net assets applicable to common stockholders	$97,374,978	$95,479,173

Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$10.62	$10.44

Tortoise Capital Resources Corporation
Distributable Cash Flow
(Unaudited)
	For the Three Months Ended August 31, 2011	For the Three Months Ended August 31, 2010	For the Nine Months Ended August 31, 2011	For the Nine Months Ended August 31, 2010

Total from Investments
Distributions from investments	$800,733	$889,895	$2,120,684	$3,226,050
Distributions paid in stock	24,608	21,746	72,368	42,718
Lease income (1)	415,915	-	415,915	-
Interest income from investments	135,956	182,622	407,242	563,675
Dividends from money market mutual funds	3,008	230	8,196	680
Other income	-	8,000	40,000	27,080
Total from Investments	1,380,220	1,102,493	3,064,405	3,860,203

Operating Expenses Before Leverage Costs
Advisory fees (net of expense reimbursement by Adviser)	248,367	191,174	724,240	707,529
Other operating expenses	243,431	168,115	554,286	558,860
Total Operating Expenses, before Leverage Costs	491,798	359,289	1,278,526	1,266,389
Distributable cash flow before leverage costs	888,422	743,204	1,785,879	2,593,814
Leverage costs	-	-	-	45,619
Distributable Cash Flow	$888,422	$743,204	$1,785,879	$2,548,195

Capital gain proceeds	-	292,500	520,589	585,000
Cash Available for Distribution	$888,422	$1,035,704	$2,306,468	$3,133,195

Distributions paid on common stock	$916,486	$911,646	$2,746,830	$3,001,701

Payout percentage for period (2)	103%	88%	119%	96%

DCF/GAAP Reconciliation
Distributable Cash Flow	$888,422	$743,204	$1,785,879	$2,548,195
Adjustments to reconcile to Net Investment Loss,
before Income Taxes:
Distributions paid in stock (3)	(24,608)	(21,746)	(72,368)	(42,718)
Return of capital on distributions received from equity investments	(1,128,698)	(1,057,882)	(1,909,941)	(2,713,281)
Non-cash depreciation and amortization	(122,208)	-	(122,208)	-
Non-recurring asset acquisition expenses	(583,248)	-	(583,248)	-
Non-recurring professional fees	-	(202,619)	-	(241,500)
Net Investment Loss, before Income Taxes	$(970,340)	$(539,043)	$(901,886)	$(449,304)

(1)	Reflects lease income to be received, less borrowing costs on debt related to the leased assets.
(2)	Distributions paid as a percentage of Cash Available for Distribution.
(3)	Distributions paid in stock for the three and nine months ended August 31, 2011 and August 31, 2010 were paid as part of normal operations and are included in DCF.

Tortoise Capital Resources Corporation
STATEMENTS OF OPERATIONS
(Unaudited)
	For the three months ended August 31, 2011	For the three months ended August 31, 2010	For the nine months ended August 31, 2011	For the nine months ended August 31, 2010
Investment Income
Distributions from investments
Control investments	$69,545	$485,379	$209,256	$1,519,638
Affiliated investments	319,027	250,000	816,315	1,331,891
Non-affiliated investments	412,161	154,516	1,095,113	374,521
Total distributions from investments	800,733	889,895	2,120,684	3,226,050
Less return of capital on distributions	(1,128,698)	(1,057,882)	(1,909,941)	(2,713,281)
Net distributions from investments	(327,965)	(167,987)	210,743	512,769
Interest income from control investments	135,956	182,622	407,242	563,675
Lease income	425,496	-	425,496	-
Dividends from money market mutual funds	3,008	230	8,196	680
Fee income	-	8,000	40,000	27,080
Total Investment Income	236,495	22,865	1,091,677	1,104,204

Operating Expenses
Base management fees	372,551	286,761	1,086,360	906,387
Asset acquisition expense	583,248	-	583,248	-
Professional fees	165,360	290,606	329,188	529,461
Depreciation expense	117,724	-	117,724	-
Directors' fees	18,697	17,543	48,666	76,975
Stockholder communication expenses	13,199	16,053	39,311	47,930
Administrator fees	9,935	13,382	28,970	42,298
Fund accounting fees	7,565	6,442	22,412	20,453
Registration fees	6,297	6,297	18,753	19,148
Franchise tax expense	5,109	2,798	15,216	10,328
Stock transfer agent fees	3,428	3,403	10,209	9,995
Custodian fees and expenses	1,165	1,457	3,447	5,787
Other expenses	12,677	12,753	38,115	37,985
Total Operating Expenses	1,316,955	657,495	2,341,619	1,706,747
Interest expense	14,064	-	14,064	45,619
Total Expenses	1,331,019	657,495	2,355,683	1,752,366
Less expense reimbursement by Adviser	(124,184)	(95,587)	(362,120)	(198,858)
Net Expenses	1,206,835	561,908	1,993,563	1,553,508
Net Investment Loss, before Income Taxes	(970,340)	(539,043)	(901,886)	(449,304)
Deferred tax benefit	360,320	202,195	335,914	168,534
Net Investment Loss	(610,020)	(336,848)	(565,972)	(280,770)

Realized and Unrealized Gain on Investments
Net realized gain (loss) on control investments	(90,000)	-	(90,000)	2,163,001
Net realized gain (loss) on affiliated investments	678,301	-	24,774,537	(9,624,557)
Net realized gain (loss) on non-affiliated investments	22,750	(1,340,452)	2,033,872	(2,552,341)
Net realized gain (loss), before income taxes	611,051	(1,340,452)	26,718,409	(10,013,897)
Current tax expense	-	-	(200,000)	-
Deferred tax benefit (expense)	(642,875)	4,102,850	(9,192,921)	5,400,587
Income tax benefit (expense), net	(642,875)	4,102,850	(9,392,921)	5,400,587
Net realized gain (loss) on investments	(31,824)	2,762,398	17,325,488	(4,613,310)
Net unrealized appreciation (depreciation) of control investments	262,569	(729,984)	(1,427,934)	39,638
Net unrealized appreciation (depreciation) of affiliated investments	553,956	12,627,879	(17,459,561)	23,677,608
Net unrealized appreciation (depreciation) of non-affiliated investments	615,443	1,092,409	(669,079)	(4,235,050)
Net unrealized appreciation (depreciation), before income taxes	1,431,968	12,990,304	(19,556,574)	19,482,196
Deferred tax benefit (expense)	(199,485)	(4,872,663)	7,283,979	(7,307,772)
Net unrealized appreciation (depreciation) of investments	1,232,483	8,117,641	(12,272,595)	12,174,424
Net Realized and Unrealized Gain on Investments	1,200,659	10,880,039	5,052,893	7,561,114

Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$590,639	$10,543,191	$4,486,921	$7,280,344

Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations Per Common Share:
Basic and Diluted	$0.06	$1.16	$0.49	$0.80

Weighted Average Shares of Common Stock Outstanding:
Basic and Diluted	9,164,865	9,116,456	9,156,171	9,098,005

Tortoise Capital Advisors, LLC
Pam Kearney, 866-362-9331
Investor Relations pkearney@tortoiseadvisors.com
Source: Tortoise Capital Resources Corp.

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